UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2026

GREENE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

United States of America	0-25165	14-1809721
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

302 Main Street, Catskill NY	12414
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 943-2600

Greene County Bancorp, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered Common
Common Stock, $0.10 par value	GCBC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2026, at the Annual Meeting of Stockholders of Greene County Bancorp, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Charter to change the Company’s legal name from “Greene County Bancorp, Inc.” to “Greene Bancorp, Inc.” (the “Charter Amendment”). The Charter Amendment is effective as of November 7, 2026. The Company is now known as Greene Bancorp, Inc.

In connection with the Charter Amendment, the Company also made certain technical and ministerial changes to the Charter to reflect updated model provisions for the Charter of a mid-tier savings and loan holding company consistent with current Federal Reserve regulations, none of which affect the rights of stockholders. The Company’s common stock continues to trade on the Nasdaq Stock Market under the symbol “GCBC”, and the CUSIP number for the Company’s common stock remains unchanged.

Also on November 7, 2026, the Board of Directors approved an amendment to the Company’s Bylaws, effective concurrently with the Charter Amendment, to conform references to the Company’s new legal name. The Board also approved certain technical and ministerial changes to the Bylaws to reflect updated model provisions for the Bylaws of a mid-tier savings and loan holding company consistent with current Federal Reserve regulations, none of which affect the rights of stockholders.

A complete copy of the Company’s Charter, as amended effective November 7, 2026, is filed as Exhibits 3.1 to this Current Report on Form 8-K. A complete copy of the Company’s Bylaws, as amended effective November 7, 2026, is filed as Exhibit 3.2 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on November 9, 2026, announcing the shareholder approval of the Company’s name change is filed as Exhibit 99.1, incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description

3.1	Greene Bancorp, Inc. Charter, as amended effective November 7, 2026

3.2	Bylaws of Greene Bancorp, Inc., as amended effective November 7, 2026

99.1	Press Release dated November 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENE BANCORP, INC.

November 9, 2026	By:	/s/ Donald E. Gibson
Donald E. Gibson
President and Chief Executive Officer